UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06304

Name of Fund: Merrill Lynch Short-Term U.S. Government Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Short-Term U.S. Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Short Term U.S. Government
Fund, Inc.


Semi-Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Short Term U.S. Government Fund, Inc.



Portfolio Information as of November 30, 2005


                                                       Percent of
                                                         Total
Asset Mix                                             Investments

Government Agency Mortgage-Backed
   Obligations                                            39.9%
Government & Agency Obligations                           27.5
Government Agency Mortgage-Backed
   Obligations--Collateralized Mortgage
   Obligations                                            18.4
Non-Government Agency Mortgage-Backed
   Securities--Collateralized Mortgage
   Obligations                                             3.6
Other*                                                    10.6

 * Includes portfolio holdings in short-term investments.


Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
Theodore J. Magnani, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch Short Term U.S. Government Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94


With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund provided competitive returns in what was a challenging environment for fixed income investments, particularly at the short end of the yield curve.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2005, Merrill Lynch Short Term U.S. Government Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +.55%, +.30%, +.27% and +.61%, respectively. For the same period, the Fund's Class A1, Class B1 and Class C1 Shares had total returns of +.56%, +.51% and +.51%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund's unmanaged benchmark, the Citigroup 1-3 Year Treasury Index, returned +.58% over the six-month period, and the Lipper Short U.S. Government Funds category posted an average return of +.43%. (Funds in this Lipper category invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than three years.)

From a performance perspective, the past six months represented a difficult period for fixed income investments. Yields rose all along the yield curve while bond prices correspondingly fell. The short end continued to suffer most, with the six-month Treasury yield increasing 119 basis points (1.19%) while the 30-year Treasury yield increased a much more modest 37 basis points. The Federal Reserve Board (the Fed) advanced its measured program of monetary tightening, raising the federal funds rate (the short-term interest rate target) four times during the period and once more on December 13. This brought the target rate to 4.25%.

The Fund invests primarily in the one-year to three-year sector of the yield curve, an area particularly challenged by rising interest rates. Over the past six months, the two-year Treasury yield rose 82 basis points to 4.41% while the 10-year Treasury yield rose 51 basis points to 4.49%. This illustrates the relative underperformance of shorter-term maturities, but also points to the continued flattening of the yield curve. The spread between the two-year and 10-year sectors, which stood at 40 basis points six months ago, narrowed to just seven basis points by November 30, 2005.

The flattening phenomenon had a particularly detrimental effect on mortgage-backed securities (MBS), which underperformed U.S. Treasury securities as investors demanded additional compensation in the form of wider spreads in exchange for accepting the duration extension and contraction risk associated with MBS. (As mortgage prepayments decline in a rising interest rate environment, the duration of MBS tends to increase. However, in the context of a flat yield curve, the investor is not rewarded with any yield pickup.) Further exacerbating the situation, the government-sponsored enterprises
(GSEs) were net sellers of MBS during the period. In particular, Fannie Mae, in order to improve its balance sheet and meet its higher regulator-imposed capital surplus requirements, sold a large part of its mortgage portfolio. This added supply pressure to the market.

Amid these conditions, the Fund was able to achieve results generally in line with its benchmark and its Lipper category average, and outpaced the returns of many of its peers.


What factors most influenced Fund performance?

The key drivers of performance during the period were our short duration profile at the start of the period and our underweight exposure to the two-year part of the curve (the area most affected by Fed interest rate hikes). We were able to reduce the Fund's exposure to the two-year part of the curve through security rebalancing (using a barbell approach to circumvent the two-year sector) and hedging strategies using two-year Treasury futures. The goal was to mitigate the negative impact of rising short-term interest rates. As the period progressed, we cut our duration short in the two-year area by half in response to the flatter yield curve and more attractive rates on the short end. (That is, we increased the portfolio's duration exposure in the two-year part of the curve relative to the entire yield curve.)

We reduced exposure to MBS and structured securities, such as collateralized mortgage obligations, commercial MBS (CMBS) and asset-backed securities, in anticipation of the flattening curve and the resultant underperformance of these sectors. This proved to be the right move, although a more aggressive approach would have reaped additional favorable results on a relative basis. While we trimmed our position in these sectors from 57% of net assets to 51%, our exposure was still significant enough to hinder the Fund's total return performance. Nonetheless, we were able to mitigate the underperformance of the MBS sector by maintaining positions in more seasoned issues (those that were originated more than five years ago) and those with higher coupons, which fared well on a relative basis as interest rates moved higher. The more seasoned MBS issues tend to experience less volatile prepayments, thereby offering greater price and yield stability in a rising interest rate environment.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



What changes were made to the portfolio during the period?

In anticipation of a flattening yield curve and a correspondingly weaker environment for fixed rate MBS, we reduced the portfolio's exposure to this sector from 35% of net assets to 31%. Similarly, we trimmed exposure to structured product from 22% to 20%, bringing the portfolio's total commitment to these spread sectors to 51% of net assets. Within the structured product area, we sold our position in a fixed rate CMBS issue as spreads tightened significantly, producing strong relative performance. With the proceeds, we increased the portfolio's position in U.S. Treasury and agency holdings from 28% of net assets to 30%.

As yields began to rise across the curve and more compelling opportunities presented themselves on the short end, we started transitioning the duration exposure of our Treasury holdings to the front end of the curve. In doing so, we began to reduce our portfolio barbell and concentrate more duration exposure in the two-year part of the curve. This brought the aggregate duration exposure on these securities from 2.4 years to 2.0 years.

Overall, the portfolio's duration remained shorter than that of its benchmark throughout the period. (Duration is a measure of a security's change in price relative to a change in interest rates. An investment with a shorter duration tends to be less sensitive to interest rate changes.) We felt it prudent to maintain a relatively short duration as the Fed advanced its interest rate hiking campaign, but began to reduce our short duration position toward period-end as the Fed approached its desired "neutral" interest rate target. While we believe the risk of significantly higher interest rates is lessened, we do expect the Fed to continue raising rates in early 2006.

Finally, we increased the portfolio's adjustable rate mortgage (ARM) holdings from 13% of net assets to 17%, primarily through investment in hybrid (fixed/floating rate) ARMs. We find the yield spreads on hybrid ARMs versus U.S. Treasury issues of comparable maturity to be more attractive than they have been in nearly two years. In addition, these securities offer increased access to that area of the yield curve where we are looking to focus our duration exposure.


How would you characterize the Fund's position at the close of the period?

The Fund's duration at period-end stood at 1.62 years, up from 1.33 years six months ago. This compared to a benchmark duration of 1.79 years at November 30, 2005. We expect to continue moderating the portfolio's short duration position as the Fed nears an end to its monetary tightening campaign. However, we believe a modest duration short is still warranted at this time, as there may be some additional upward pressure on interest rates as the Fed continues its measured rate hiking campaign in the early months of 2006. Nevertheless, at this final juncture of the monetary tightening campaign, the short end of the yield curve should become very attractive to investors, and we expect some re-steepening to occur. We believe our current positioning prepares the Fund for this scenario.

Finally, we remain committed to strategies aimed at improving the Fund's distribution yield relative to current market yields, thereby continuing to provide our shareholders with an above-average level of income.


Theodore J. Magnani
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


December 16, 2005



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives, except as noted:

* Class A Shares incur a maximum initial sales charge (front-end load) of 3.50% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class A1 Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. These shares automatically convert to Class A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class C1 Shares are subject to a distribution fee of 0.30% per year and an account maintenance fee of 0.10% per year. In addition, Class C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

The returns for Class A and Class C Shares prior to September 29, 2003 (commencement of each share class) are based upon performance of the Fund's Class A1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to each such class of shares. The returns for Class B Shares prior to September 29, 2003 are based upon performance of the Fund's Class B1 Shares, which commenced operations on August 2, 1991, adjusted to reflect the current sales charges, distribution and service fees applicable to Class B Shares.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's total returns would have been lower.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Performance Data (continued)

Recent Performance Results
                                                               6-Month         12-Month        10-Year      Standardized
As of November 30, 2005                                      Total Return    Total Return    Total Return   30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*        +0.55%          +1.33%          +51.48%         3.53%
ML Short Term U.S. Government Fund, Inc. Class A1 Shares*       +0.56           +1.48           +52.83          3.78
ML Short Term U.S. Government Fund, Inc. Class B Shares*        +0.30           +0.83           +43.98          3.16
ML Short Term U.S. Government Fund, Inc. Class B1 Shares*       +0.51           +1.18           +46.58          3.51
ML Short Term U.S. Government Fund, Inc. Class C Shares*        +0.27           +0.78           +43.56          3.11
ML Short Term U.S. Government Fund, Inc. Class C1 Shares*       +0.51           +1.18           +46.48          3.51
ML Short Term U.S. Government Fund, Inc. Class I Shares*        +0.61           +1.59           +56.00          3.88
Citigroup 1-3 Year Treasury Index**                             +0.58           +1.47           +60.27           --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Performance Data (concluded)


Average Annual Total Return


                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/05                   +1.33%            -2.21%
Five Years Ended 11/30/05                 +3.12             +2.39
Ten Years Ended 11/30/05                  +4.24             +3.87

 * Maximum sales charge is 3.50%.

** Assuming maximum sales charge.



                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class A1 Shares*

One Year Ended 11/30/05                   +1.48%            +0.47%
Five Years Ended 11/30/05                 +3.30             +3.09
Ten Years Ended 11/30/05                  +4.33             +4.23


 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/05                   +0.83%            -3.09%
Five Years Ended 11/30/05                 +2.62             +2.27
Ten Years Ended 11/30/05                  +3.71             +3.71

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class B1 Shares*

One Year Ended 11/30/05                   +1.18%            +0.20%
Five Years Ended 11/30/05                 +2.97             +2.97
Ten Years Ended 11/30/05                  +3.90             +3.90

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/05                   +0.78%            -0.20%
Five Years Ended 11/30/05                 +2.58             +2.58
Ten Years Ended 11/30/05                  +3.68             +3.68


 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                         Return            Return
                                      Without CDSC      With CDSC**
Class C1 Shares*

One Year Ended 11/30/05                   +1.18%            +0.20%
Five Years Ended 11/30/05                 +2.99             +2.99
Ten Years Ended 11/30/05                  +3.89             +3.89

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                     Return Without     Return With
                                      Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/05                   +1.59%            +0.58%
Five Years Ended 11/30/05                 +3.41             +3.20
Ten Years Ended 11/30/05                  +4.55             +4.44

 * Maximum sales charge is 1%.

** Assuming maximum sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value        June 1, 2005 to
                                                        June 1,             November 30,          November 30,
                                                          2005                  2005                  2005
Actual

Class A                                                  $1,000              $1,005.50               $4.47
Class A1                                                 $1,000              $1,005.60               $3.72
Class B                                                  $1,000              $1,003.00               $7.03
Class B1                                                 $1,000              $1,005.10               $5.28
Class C                                                  $1,000              $1,002.70               $7.28
Class C1                                                 $1,000              $1,005.10               $5.28
Class I                                                  $1,000              $1,006.10               $3.27

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,020.61               $4.51
Class A1                                                 $1,000              $1,021.36               $3.75
Class B                                                  $1,000              $1,018.05               $7.08
Class B1                                                 $1,000              $1,019.80               $5.32
Class C                                                  $1,000              $1,017.80               $7.33
Class C1                                                 $1,000              $1,019.80               $5.32
Class I                                                  $1,000              $1,021.81               $3.29


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.89% for Class A, .74% for Class A1, 1.40% for Class B, 1.05% for Class B1, 1.45% for Class C,
   1.05% for Class C1 and .65% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Schedule of Investments
                                                                     Face     Interest               Maturity
                    Issue                                           Amount      Rate                 Date(s)             Value
Government &        Fannie Mae                                  $10,000,000      3.25 %           11/15/2007 (c)   $    9,735,710
Agency                                                            7,000,000      3.375              12/15/2008          6,747,587
Obligations--30.4%                                                8,000,000      3.625              3/15/2007           7,896,608

                    Freddie Mac                                   4,500,000      3.875              6/15/2008           4,409,919

                    U.S. Treasury Notes                           5,000,000      3.00             11/15/2007 (c)        4,869,920
                                                                  8,000,000      3.375              11/15/2008          7,772,816
                                                                  5,000,000      3.75             5/15/2008 (c)         4,923,635
                                                                  5,000,000      4.00               6/15/2009           4,931,640
                                                                  6,000,000      7.00             7/15/2006 (b)         6,093,048

                    Total Government & Agency Obligations (Cost--$58,290,162)--30.4%                                   57,380,883

Government Agency   Fannie Mae Guaranteed                         8,534,807      4.00               7/01/2019           8,101,820
Mortgage-Backed     Pass-Through Certificates                       371,293      4.405 (a)          12/01/2021            374,778
Obligations*--44.1%                                               1,187,507      4.623 (a)          12/01/2018          1,202,278
                                                                  3,315,288      4.712 (a)          9/01/2032           3,268,736
                                                                  6,918,101      5.00         2/01/2017 - 8/01/2019     6,830,296
                                                                  4,180,641      5.124 (a)          11/01/2035          4,178,867
                                                                  2,412,476      5.168 (a)          11/01/2035          2,408,868
                                                                  5,333,061      5.237 (a)          7/01/2033           5,429,721
                                                                  1,880,129      5.299 (a)          9/01/2035           1,877,249
                                                                    411,068      5.50               2/01/2009             412,847
                                                                    475,174      6.00               2/01/2009             477,879
                                                                    322,070      6.00 (a)           12/01/2021            324,954
                                                                  1,156,945      6.50         9/01/2006 - 4/01/2031     1,186,009
                                                                  4,909,143      7.00         3/01/2015 - 11/01/2017    5,106,504
                                                                  2,203,182      7.00         5/01/2029 - 7/01/2032     2,301,460
                                                                  3,288,226      7.50         6/01/2008 - 8/01/2016     3,457,721
                                                                  2,122,634      7.50         11/01/2026 - 4/01/2032    2,230,768
                                                                  1,806,723      8.00         11/01/2030 - 5/01/2032    1,926,421

                    Freddie Mac Mortgage                          5,037,584      4.00               9/01/2008           4,930,457
                    Participation Certificates                    4,691,396      4.50               4/01/2010           4,618,228
                                                                    820,725      4.544 (a)          1/01/2019             832,781
                                                                    494,426      4.873 (a)          3/01/2020             501,065
                                                                     29,961      4.89 (a)           8/01/2020              30,355
                                                                     94,901      5.036 (a)          1/01/2016              95,436
                                                                  3,342,175      5.133 (a)          6/01/2020           3,403,070
                                                                    633,130      5.174 (a)          9/01/2019             646,142
                                                                    513,409      5.254 (a)          10/01/2023            524,932
                                                                    371,761      5.401 (a)          8/01/2031             375,766
                                                                  2,618,028      6.00               11/01/2033          2,638,006
                                                                  6,872,537      6.50         6/01/2016 - 1/01/2019     7,075,313
                                                                    432,121      6.50         4/01/2029 - 9/01/2030       443,736
                                                                  1,630,773      7.00        11/01/2015 - 12/01/2016    1,693,809
                                                                    247,994      7.687 (a)          5/01/2015             249,984

                    Ginnie Mae MBS Certificates                   4,023,514      5.50               11/15/2034          4,011,800

                    Total Government Agency Mortgage-Backed Obligations (Cost--$84,485,243)--44.1%                     83,168,056

Government Agency   Fannie Mae Guaranteed          2003-17-QR    10,000,000      4.50               11/25/2025          9,932,150
Mortgage-Backed     Pass-Through Certificates      2001-60-JZ       391,519      6.00               3/25/2031             393,533
Obligations*--
Collateralized      Freddie Mac Mortgage             H-016-A3     5,000,000      3.225              1/15/2011           4,939,844
Mortgage            Participation Certificates       H-011-A3     4,500,000      3.247              11/15/2008          4,366,651
Obligations--20.3%                                    2677-HB     5,000,000      4.00               3/15/2014           4,836,589

                    Ginnie Mae MBS Certificates    2004-108-A     4,886,213      3.999              5/16/2027           4,748,259
                                                    2005-12-A     4,435,273      4.044              5/16/2021           4,334,245
                                                    2004-97-B     5,000,000      4.213              10/16/2026          4,786,845

                    Total Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
                    (Cost--$38,736,851)--20.3%                                                                         38,338,116


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Schedule of Investments (concluded)
                                            Face
                                          Amount    Issue                                                                Value
Non-Government                      $ 2,012,456     CS First Boston Mortgage Securities Corp. Series 2004-FL1A
Agency                                              Class A, 4.34% due 5/15/2014 (a)(f)                            $    2,013,074
Mortgage-Backed                       4,575,000     JPMorgan Chase Commercial Mortgage Securities Corp.
Obligations*--                                      Series 2004-FL1A Class A2, 4.30% due 4/16/2019 (a)                  4,577,569
Collateralized                          825,483     Washington Mutual Series 2002-AR19 Class A8, 4.556%
Mortgage                                            due 2/25/2033                                                         814,790
Obligations--3.9%

                    Total Non-Government Agency Mortgage-Backed Obligations--Collateralized Mortgage Obligations
                    (Cost--$7,420,785)--3.9%                                                                            7,405,433

Short-Term          Repurchase         2,200,000    Credit Suisse First Boston Corp., purchased on 11/30/2005
Securities--11.8%   Agreements                      to yield 4.03% to 12/01/2005, repurchase price of $2,200,246
                                                    collateralized by FNMA, 4.867% due 9/01/2034                        2,200,000


                                      Beneficial
                                        Interest
                                    $19,956,250     Merrill Lynch Liquidity Series, LLC Money Market Series (d)(e)     19,956,250

                    Total Short-Term Securities (Cost--$22,156,250)--11.8%                                             22,156,250

                    Total Investments (Cost--$211,089,291**)--110.5%                                                  208,448,738
                    Liabilities in Excess of Other Assets--(10.5%)                                                   (19,754,986)
                                                                                                                   --------------
                    Net Assets--100.0%                                                                             $  188,693,752
                                                                                                                   ==============

  * Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ** The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  211,089,291
                                                     ==============
    Gross unrealized appreciation                    $      195,931
    Gross unrealized depreciation                       (2,836,484)
                                                     --------------
    Net unrealized depreciation                      $  (2,640,553)
                                                     ==============

(a) Floating rate note.

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) Security, or a portion of security, is on loan.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $19,956,250       $6,616


(e) Security was purchased with the cash proceeds from securities loans.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

    Financial futures contracts sold as of November 30, 2005 were as follows:

    Number of                     Expiration        Face         Unrealized
    Contracts      Issue             Date          Value        Appreciation

       51      Five-Year U.S.      December
               Treasury Notes        2005        $ 5,482,708        $ 71,130
      150      Two-Year U.S.        March
               Treasury Notes        2006        $30,815,184          51,121
       49      Five-Year U.S.       March
               Treasury Notes        2006        $ 5,214,871          23,934
                                                                    --------
    Total                                                           $146,185
                                                                    ========

    See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Statement of Assets and Liabilities

As of November 30, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $19,529,200) (identified cost--$191,133,041)                                                            $   188,492,488
       Investments in affiliated securities, at value (identified cost--$19,956,250)                                   19,956,250
       Cash                                                                                                                53,864
       Receivables:
           Interest                                                                            $     1,133,133
           Capital shares sold                                                                         214,232
           Principal paydowns                                                                           93,574
           Variation margin                                                                             21,040
           Securities lending                                                                              741          1,462,720
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   44,591
                                                                                                                  ---------------
       Total assets                                                                                                   210,009,913
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       19,956,250
       Payables:
           Capital shares redeemed                                                                   1,032,815
           Dividends to shareholders                                                                   116,093
           Distributor                                                                                  48,190
           Investment adviser                                                                           36,510
           Other affiliates                                                                              2,308          1,235,916
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             123,995
                                                                                                                  ---------------
       Total liabilities                                                                                               21,316,161
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   188,693,752
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              $       132,514
       Class A1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     625,322
       Class B Shares of Common Stock, $.10 par value, 600,000,000 shares authorized                                       28,811
       Class B1 Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                     334,789
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      167,194
       Class C1 Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                     534,787
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      232,836
       Paid-in capital in excess of par                                                                               212,479,469
       Undistributed investment income--net                                                    $         1,329
       Accumulated realized capital losses--net                                                   (23,348,931)
       Unrealized depreciation--net                                                                (2,494,368)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (25,841,970)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   188,693,752
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $12,685,165 and 1,325,137 shares outstanding                               $          9.57
                                                                                                                  ===============
       Class A1--Based on net assets of $56,867,177 and 6,253,222 shares outstanding                              $          9.09
                                                                                                                  ===============
       Class B--Based on net assets of $2,760,869 and 288,112 shares outstanding                                  $          9.58
                                                                                                                  ===============
       Class B1--Based on net assets of $30,434,301 and 3,347,889 shares outstanding                              $          9.09
                                                                                                                  ===============
       Class C--Based on net assets of $16,016,859 and 1,671,939 shares outstanding                               $          9.58
                                                                                                                  ===============
       Class C1--Based on net assets of $48,661,335 and 5,347,865 shares outstanding                              $          9.10
                                                                                                                  ===============
       Class I--Based on net assets of $21,268,046 and 2,328,357 shares outstanding                               $          9.13
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Statement of Operations

For the Six Months Ended November 30, 2005
Investment Income

       Interest                                                                                                   $     4,607,507
       Securities lending--net                                                                                              6,616
                                                                                                                  ---------------
       Total income                                                                                                     4,614,123
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       412,803
       Account maintenance and distribution fees--Class C1                                             111,302
       Accounting services                                                                              74,273
       Account maintenance and distribution fees--Class C                                               69,913
       Account maintenance and distribution fees--Class B1                                              68,484
       Registration fees                                                                                39,644
       Transfer agent fees--Class C1                                                                    36,251
       Transfer agent fees--Class A1                                                                    34,689
       Account maintenance fees--Class A1                                                               30,696
       Printing and shareholder reports                                                                 30,189
       Professional fees                                                                                26,138
       Custodian fees                                                                                   25,138
       Transfer agent fees--Class B1                                                                    23,017
       Account maintenance fees--Class A                                                                18,784
       Transfer agent fees--Class I                                                                     11,228
       Account maintenance and distribution fees--Class B                                               11,199
       Transfer agent fees--Class C                                                                     10,864
       Transfer agent fees--Class A                                                                      8,458
       Directors' fees and expenses                                                                      7,567
       Pricing fees                                                                                      5,816
       Transfer agent fees--Class B                                                                      1,945
       Other                                                                                            15,228
                                                                                               ---------------
       Total expenses before waiver                                                                  1,073,626
       Waiver of expenses                                                                             (96,468)
                                                                                               ---------------
       Total expenses after waiver                                                                                        977,158
                                                                                                                  ---------------
       Investment income--net                                                                                           3,636,965
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss)on:
           Investments--net                                                                          (995,311)
           Financial futures contracts--net                                                            474,629          (520,682)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (2,273,800)
           Financial futures contracts--net                                                            235,110        (2,038,690)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (2,559,372)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     1,077,593
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six           For the
                                                                                                  Months Ended         Year Ended
                                                                                                  November 30,          May 31,
Increase (Decrease) in Net Assets:                                                                    2005                2005
Operations

       Investment income--net                                                                  $     3,636,965    $     8,884,643
       Realized loss--net                                                                            (520,682)        (4,630,889)
       Change in unrealized appreciation/depreciation--net                                         (2,038,690)            767,720
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,077,593          5,021,474
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                   (268,045)          (396,387)
           Class A1                                                                                (1,141,966)        (2,542,961)
           Class B                                                                                    (45,842)           (83,146)
           Class B1                                                                                  (585,201)        (1,369,207)
           Class C                                                                                   (263,810)          (573,345)
           Class C1                                                                                  (950,993)        (2,318,880)
           Class I                                                                                   (380,291)        (1,601,534)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (3,636,148)        (8,885,460)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (37,301,102)      (155,755,743)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (39,859,657)      (159,619,729)
       Beginning of period                                                                         228,553,409        388,173,138
                                                                                               ---------------    ---------------
       End of period*                                                                          $   188,693,752    $   228,553,409
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $         1,329    $           512
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights
                                                                                                       Class A

                                                                                                                   For the Period
                                                                                   For the Six         For the     September 29,
                                                                                   Months Ended       Year Ended     2003++ to
The following per share data and ratios have been derived                          November 30,        May 31,        May 31,
from information provided in the financial statements.                                 2005              2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                         $      9.69      $      9.81      $     10.00
                                                                                    -----------      -----------      -----------
       Investment income--net                                                            .17***           .29***              .16
       Realized and unrealized loss--net                                                  (.12)            (.12)            (.19)
                                                                                    -----------      -----------      -----------
       Total from investment operations                                                     .05              .17            (.03)
                                                                                    -----------      -----------      -----------
       Less dividends from investment income--net                                         (.17)            (.29)            (.16)
                                                                                    -----------      -----------      -----------
       Net asset value, end of period                                               $      9.57      $      9.69      $      9.81
                                                                                    ===========      ===========      ===========

Total Investment Return**

       Based on net asset value per share                                               .55%+++            1.76%        (.16%)+++
                                                                                    ===========      ===========      ===========

Ratios to Average Net Assets

       Expenses, net of waiver                                                            .89%*             .88%            .90%*
                                                                                    ===========      ===========      ===========
       Expenses                                                                           .98%*             .90%            .91%*
                                                                                    ===========      ===========      ===========
       Investment income--net                                                            3.57%*            3.03%           2.55%*
                                                                                    ===========      ===========      ===========

Supplemental Data

       Net assets, end of period (in thousands)                                     $    12,685      $    17,667      $     9,891
                                                                                    ===========      ===========      ===========
       Portfolio turnover                                                                 7.59%           59.30%           80.10%
                                                                                    ===========      ===========      ===========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class A1

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        November 30,             For the Year Ended May 31,
from information provided in the financial statements.               2005         2005          2004        2003          2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.21    $     9.33   $     9.62   $     9.59   $     9.47
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .17***        .29***          .28          .37          .47
       Realized and unrealized gain (loss)--net                        (.12)         (.12)        (.29)          .03          .12
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .05           .17        (.01)          .40          .59
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.17)         (.29)        (.28)        (.37)        (.47)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.09    $     9.21   $     9.33   $     9.62   $     9.59
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                             .56%++         1.85%       (.15%)        4.20%        6.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .74%*          .74%         .73%         .72%         .75%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .83%*          .75%         .74%         .73%         .83%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         3.72%*         3.09%        2.92%        3.78%        4.81%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   56,867    $   65,654   $  115,622   $  131,302   $   72,863
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              7.59%        59.30%       80.10%       72.35%       73.70%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                                       Class B

                                                                                                                   For the Period
                                                                                   For the Six         For the     September 29,
                                                                                   Months Ended       Year Ended     2003++ to
The following per share data and ratios have been derived                          November 30,        May 31,        May 31,
from information provided in the financial statements.                                 2005              2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                         $      9.70      $      9.83      $     10.00
                                                                                    -----------      -----------      -----------
       Investment income--net                                                            .15***           .24***              .13
       Realized and unrealized loss--net                                                  (.12)            (.13)            (.17)
                                                                                    -----------      -----------      -----------
       Total from investment operations                                                     .03              .11            (.04)
                                                                                    -----------      -----------      -----------
       Less dividends from investment income--net                                         (.15)            (.24)            (.13)
                                                                                    -----------      -----------      -----------
       Net asset value, end of period                                               $      9.58      $      9.70      $      9.83
                                                                                    ===========      ===========      ===========

Total Investment Return**

       Based on net asset value per share                                               .30%+++            1.15%        (.38%)+++
                                                                                    ===========      ===========      ===========

Ratios to Average Net Assets

       Expenses, net of waiver                                                           1.40%*            1.39%           1.39%*
                                                                                    ===========      ===========      ===========
       Expenses                                                                          1.50%*            1.42%           1.41%*
                                                                                    ===========      ===========      ===========
       Investment income--net                                                            3.07%*            2.47%           2.09%*
                                                                                    ===========      ===========      ===========

Supplemental Data

       Net assets, end of period (in thousands)                                     $     2,761      $     3,295      $     3,239
                                                                                    ===========      ===========      ===========
       Portfolio turnover                                                                 7.59%           59.30%           80.10%
                                                                                    ===========      ===========      ===========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class B1

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        November 30,             For the Year Ended May 31,
from information provided in the financial statements.               2005         2005          2004        2003          2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.20    $     9.32   $     9.62   $     9.59   $     9.48
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .16***        .26***          .25          .34          .44
       Realized and unrealized gain (loss)--net                        (.11)         (.12)        (.30)          .03          .11
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .05           .14        (.05)          .37          .55
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.16)         (.26)        (.25)        (.34)        (.44)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.09    $     9.20   $     9.32   $     9.62   $     9.59
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                             .51%++         1.54%       (.57%)        3.89%        5.89%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.05%*         1.04%        1.04%        1.03%        1.05%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.15%*         1.07%        1.06%        1.04%        1.17%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         3.42%*         2.79%        2.63%        3.49%        4.56%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   30,434    $   37,967   $   60,122   $  101,576   $   61,227
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              7.59%        59.30%       80.10%       72.35%       73.70%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                                       Class C

                                                                                                                   For the Period
                                                                                   For the Six         For the     September 29,
                                                                                   Months Ended       Year Ended     2003++ to
The following per share data and ratios have been derived                          November 30,        May 31,        May 31,
from information provided in the financial statements.                                 2005              2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                         $      9.70      $      9.82      $     10.00
                                                                                    -----------      -----------      -----------
       Investment income--net                                                            .15***           .24***              .13
       Realized and unrealized loss--net                                                  (.12)            (.12)            (.18)
                                                                                    -----------      -----------      -----------
       Total from investment operations                                                     .03              .12            (.05)
                                                                                    -----------      -----------      -----------
       Less dividends from investment income--net                                         (.15)            (.24)            (.13)
                                                                                    -----------      -----------      -----------
       Net asset value, end of period                                               $      9.58      $      9.70      $      9.82
                                                                                    ===========      ===========      ===========

Total Investment Return**

       Based on net asset value per share                                               .27%+++            1.20%        (.63%)+++
                                                                                    ===========      ===========      ===========

Ratios to Average Net Assets

       Expenses, net of waiver                                                           1.45%*            1.44%           1.44%*
                                                                                    ===========      ===========      ===========
       Expenses                                                                          1.54%*            1.46%           1.47%*
                                                                                    ===========      ===========      ===========
       Investment income--net                                                            3.02%*            2.41%           2.02%*
                                                                                    ===========      ===========      ===========

Supplemental Data

       Net assets, end of period (in thousands)                                     $    16,017      $    19,089      $    24,120
                                                                                    ===========      ===========      ===========
       Portfolio turnover                                                                 7.59%           59.30%           80.10%
                                                                                    ===========      ===========      ===========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class C1

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        November 30,             For the Year Ended May 31,
from information provided in the financial statements.               2005         2005          2004        2003          2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.21    $     9.33   $     9.63   $     9.60   $     9.48
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .16***        .26***          .25          .34          .44
       Realized and unrealized gain (loss)--net                        (.11)         (.12)        (.30)          .03          .12
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .05           .14        (.05)          .37          .56
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.16)         (.26)        (.25)        (.34)        (.44)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.10    $     9.21   $     9.33   $     9.63   $     9.60
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                             .51%++         1.54%       (.56%)        3.90%        5.99%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.05%*         1.04%        1.04%        1.02%        1.05%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.15%*         1.07%        1.05%        1.04%        1.14%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         3.42%*         2.78%        2.62%        3.44%        4.49%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   48,661    $   63,222   $  104,492   $  134,134   $   43,751
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              7.59%        59.30%       80.10%       72.35%       73.70%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Financial Highlights (concluded)
                                                                                              Class I

                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        November 30,             For the Year Ended May 31,
from information provided in the financial statements.               2005         2005          2004        2003          2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.25    $     9.36   $     9.66   $     9.64   $     9.51
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .17***        .30***          .29          .38          .48
       Realized and unrealized gain (loss)--net                        (.11)         (.11)        (.30)          .02          .13
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .06           .19        (.01)          .40          .61
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends from investment income--net                      (.18)         (.30)        (.29)        (.38)        (.48)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $     9.13    $     9.25   $     9.36   $     9.66   $     9.64
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                             .61%++         2.07%       (.15%)        4.20%        6.52%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .65%*          .64%         .63%         .63%         .65%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .74%*          .66%         .64%         .63%         .73%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         3.88%*         3.16%        3.03%        3.85%        4.91%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   21,268    $   21,659   $   70,687   $   96,720   $   33,043
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              7.59%        59.30%       80.10%       72.35%       73.70%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies.
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A, Class A1 and Class I are sold with a front-end sales charge. Shares of Class B, Class B1, Class C and Class C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class A1, Class B, Class B1, Class C and Class C1 Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class B1, Class C and Class C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Notes to Financial Statements (continued)


(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to a voluntary waiver whereby the expenses incurred by each class of the Fund (excluding distribution and/or account maintenance fees) will not exceed .65%. For the six months ended November 30, 2005, MLIM earned fees of $412,803, of which $96,468 was waived.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class A1                                        .10%                 --
Class B                                         .25%               .50%
Class B1                                        .10%               .30%
Class C                                         .25%               .55%
Class C1                                        .10%               .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class A1, Class B, Class B1, Class C and Class C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class B1, Class C and Class C1 shareholders.

For the six months ended November 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A, Class A1 and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $   391           $  3,381
Class A1                                     $    98           $  1,446
Class I                                           --           $      1


For the six months ended November 30, 2005, MLPF&S received contingent deferred sales charges of $2,346, $19,182, $3,997 and $907 relating to transactions in Class B, Class B1, Class C and Class C1 Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $14,399 relating to transactions subject to front end sales waivers in Class A.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended November 30, 2005, MLIM, LLC received $2,877 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2005, the Fund reimbursed MLIM $2,292 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended November 30, 2005 were $15,441,881 and $51,519,318, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $37,301,102 and $155,755,743 for the six months ended November 30, 2005 and the year ended May 31, 2005, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  103,373    $       994,633
Shares issued to shareholders in
   reinvestment of dividends                  15,691            151,188
                                      --------------    ---------------
Total issued                                 119,064          1,145,821
Shares redeemed                            (616,620)        (5,941,101)
                                      --------------    ---------------
Net decrease                               (497,556)    $   (4,795,280)
                                      ==============    ===============



Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,294,299    $    12,622,564
Shares issued to shareholders in
   reinvestment of dividends                  22,258            216,854
                                      --------------    ---------------
Total issued                               1,316,557         12,839,418
Shares redeemed                            (501,705)        (4,874,806)
                                      --------------    ---------------
Net increase                                 814,852    $     7,964,612
                                      ==============    ===============



Class A1 Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  256,581    $     2,349,954
Automatic conversion of shares                57,229            523,676
Shares issued to shareholders in
   reinvestment of dividends                  61,047            558,614
                                      --------------    ---------------
Total issued                                 374,857          3,432,244
Shares redeemed                          (1,251,575)       (11,457,931)
                                      --------------    ---------------
Net decrease                               (876,718)    $   (8,025,687)
                                      ==============    ===============



Class A1 Shares for the Year                                     Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                1,477,503    $    13,741,264
Automatic conversion of shares               177,797          1,645,956
Shares issued to shareholders in
   reinvestment of dividends                 141,478          1,312,232
                                      --------------    ---------------
Total issued                               1,796,778         16,699,452
Shares redeemed                          (7,065,682)       (65,636,888)
                                      --------------    ---------------
Net decrease                             (5,268,904)    $  (48,937,436)
                                      ==============    ===============



Class B Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                    7,144    $        68,949
Shares issued to shareholders in
   reinvestment of dividends                   3,882             37,435
                                      --------------    ---------------
Total issued                                  11,026            106,384
Shares redeemed                             (62,518)          (603,598)
                                      --------------    ---------------
Net decrease                                (51,492)    $     (497,214)
                                      ==============    ===============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Notes to Financial Statements (continued)


Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  142,924    $     1,397,319
Shares issued to shareholders in
   reinvestment of dividends                   6,800             66,420
                                      --------------    ---------------
Total issued                                 149,724          1,463,739
Shares redeemed                            (139,772)        (1,366,678)
                                      --------------    ---------------
Net increase                                   9,952    $        97,061
                                      ==============    ===============



Class B1 Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  164,945    $     1,510,193
Shares issued to shareholders in
   reinvestment of dividends                  48,145            440,549
                                      --------------    ---------------
Total issued                                 213,090          1,950,742
                                      --------------    ---------------
Automatic conversion of shares              (57,247)          (523,676)
Shares redeemed                            (932,656)        (8,536,357)
                                      --------------    ---------------
Total redeemed                             (989,903)        (9,060,033)
                                      --------------    ---------------
Net decrease                               (776,813)    $   (7,109,291)
                                      ==============    ===============



Class B1 Shares for the Year                                     Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  316,785    $     2,937,160
Shares issued to shareholders in
   reinvestment of dividends                 104,977            973,254
                                      --------------    ---------------
Total issued                                 421,762          3,910,414
                                      --------------    ---------------
Automatic conversion of shares             (177,914)        (1,645,956)
Shares redeemed                          (2,568,989)       (23,824,063)
                                      --------------    ---------------
Total redeemed                           (2,746,903)       (25,470,019)
                                      --------------    ---------------
Net decrease                             (2,325,141)    $  (21,559,605)
                                      ==============    ===============



Class C Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  144,943    $     1,395,714
Shares issued to shareholders in
   reinvestment of dividends                  21,265            205,047
                                      --------------    ---------------
Total issued                                 166,208          1,600,761
Shares redeemed                            (462,219)        (4,456,456)
                                      --------------    ---------------
Net decrease                               (296,011)    $   (2,855,695)
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  586,998    $     5,742,494
Shares issued to shareholders in
   reinvestment of dividends                  42,100            411,115
                                      --------------    ---------------
Total issued                                 629,098          6,153,609
Shares redeemed                          (1,116,590)       (10,882,232)
                                      --------------    ---------------
Net decrease                               (487,492)    $   (4,728,623)
                                      ==============    ===============



Class C1 Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                   35,782    $       328,036
Shares issued to shareholders in
   reinvestment of dividends                  64,700            592,721
                                      --------------    ---------------
Total issued                                 100,482            920,757
Shares redeemed                          (1,614,510)       (14,792,267)
                                      --------------    ---------------
Net decrease                             (1,514,028)    $  (13,871,510)
                                      ==============    ===============



Class C1 Shares for the Year                                     Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  100,406    $       935,160
Shares issued to shareholders in
   reinvestment of dividends                 147,842          1,372,016
                                      --------------    ---------------
Total issued                                 248,248          2,307,176
Shares redeemed                          (4,585,709)       (42,583,882)
                                      --------------    ---------------
Net decrease                             (4,337,461)    $  (40,276,706)
                                      ==============    ===============



Class I Shares for
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                  739,867    $     6,780,713
Shares issued to shareholders in
   reinvestment of dividends                  17,121            157,399
                                      --------------    ---------------
Total issued                                 756,988          6,938,112
Shares redeemed                            (770,411)        (7,084,537)
                                      --------------    ---------------
Net decrease                                (13,423)    $     (146,425)
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                  798,389    $     7,449,643
Shares issued to shareholders in
   reinvestment of dividends                  42,766            398,409
                                      --------------    ---------------
Total issued                                 841,155          7,848,052
Shares redeemed                          (6,048,001)       (56,163,098)
                                      --------------    ---------------
Net decrease                             (5,206,846)    $  (48,315,046)
                                      ==============    ===============



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended November 30, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On May 31, 2005, the Fund had a net capital loss carryforward of $20,947,523, of which $5,459,968 expires in 2006, $2,445,975 expires in 2007, $116,161 expires in 2008, $234,065 expires in 2009, $601,573 expires in 2010, $455,028 expires in 2011, $6,545,432 expires in 2012 and $5,089,321 expires in 2013.
This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund;
(c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in November 2005, the independent directors' and Board's review included the following:



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the first quintile for the one-year period, in the second quintile for the three-year period, and in the fourth quintile for the five-year period. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Frank Viola and Theodore Magnani, the Fund's co-portfolio managers, have, respectively, more than eight years' and more than fifteen years' experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and has added staff focused on risk management. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board was advised by the Investment Adviser that there were no comparable clients or accounts with similar investment mandates. The Board noted that the fees charged to offshore funds exceeded those being charged to the Fund. The Board noted that the Fund's contractual and actual management fee rates, as well as its overall expense ratio, were lower than the median of management fees charged by comparable funds, as determined by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees (including the fee waivers) and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered that the fee waivers implemented by the Investment Adviser act as effective breakpoints being based on assets under management and the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee (including fee waivers) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.           NOVEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short-Term U.S. Government Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Short-Term U.S. Government Fund, Inc.


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Short-Term U.S. Government Fund, Inc.


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short-Term U.S. Government Fund, Inc.


Date: January 25, 2006